Exhibit 99.1

NOT FOR DISTRIBUTION, DIRECTLY OR INDIRECTLY, IN OR INTO AUSTRALIA, CANADA OR JAPAN

25 September 2009

The Bank of Russia registered VTB Report on the results of additional share issuance

JSC VTB Bank (“the Bank”) announces that on 25 September 2009, the Central Bank of Russia registered the report on the results of additional issuance of ordinary registered shares of JSC VTB Bank (“the Report”).

According to the Report, the additional placement resulted in the share of the Russian Government (represented by the Federal Agency for State Property Management) in the Bank’s share capital increasing to 85.5%. Participation of other shareholders in the Bank’s share capital is 14.5%, with 7.01% of that belonging to GDR holders.

Under the applicable Russian legislation, once the Report has been registered, the Bank’s shareholders can trade in the securities they acquired during the Bank’s recently announced offering.

The total amount of the additionally placed shares was 3,736,402,828,319 (three trillion seven hundred and thirty-six billion four hundred and two million eight hundred and twenty-eight thousand three hundred and nineteen) shares. The Bank’s shareholders that held pre-emptive rights bought 3,735,146,982,583 (three trillion seven hundred and thirty-five billion one hundred and forty-six million nine hundred and eighty-two thousand five hundred and eighty-three) shares, and 1,255,845,736 (one billion two hundred and fifty-five million eight hundred and forty-five thousand seven hundred and thirty six) shares were acquired during the open subscription.

JSC VTB Bank
Public Relations Division

Phone: +7 (495) 783-17-17

Fax: +7 (495) 783-18-95

E-mail: pr1@vtb.ru

www.vtb.ru

* * * * *

This press release does constitute a public offering or an advertisement of GDRs within the Russian Federation. Nor is it an offer to buy or solicitation of an offer to buy the GDRs in the Russian Federation.

* * * * *

The offer of the Shares and the distribution of these materials and other information in certain jurisdictions may, in some jurisdictions, be restricted by law. Accordingly, persons who come into possession of any document or other information referred to herein should inform themselves of and observe any such restriction. Any failure to comply with these restrictions may constitute a violation of the securities laws of any such jurisdiction.

Notice to US shareholders

The offering was made for the securities of a foreign company. The offering is subject to the disclosure requirements of a foreign country that are different from those of the United States. Financial statements provided as part of the offering were prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies. It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuer is located in a foreign country, and some or all of its officers and directors may be residents of a foreign country. You may not be able to sue the foreign company or its officers or directors in a foreign court for violations of the U.S. securities laws. It may be difficult to compel a foreign company and its affiliates to subject themselves to a US court’ s judgment. The offering is addressed solely to the shareholders of JSC VTB Bank.

Notice to shareholders in other jurisdictions

This communication is directed only at (i) persons who are outside the United Kingdom or (ii) persons who have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”) and (iii) high net worth entities, and other persons to whom it may lawfully be communicated, falling within Article 49(2) of the Order (all such persons together being referred to as “relevant persons”).  Any investment activity to which this communication relates will only be available to and will only be engaged with, relevant persons. Any person who is not a relevant person should not act or rely on this document or any of its contents.

Advertisement legend

This document is an advertisement and not a prospectus for the purposes of applicable measures implementing EU Directive 2003/71/EC and as such does not constitute an offer to sell or the solicitation of an offer to purchase securities.

Public offer legend

Any offer of securities to the public that may be deemed to be made pursuant to this communication in any EEA Member State that has implemented EU Directive 2003/71/EC (together with any applicable implementing measures in any Member State, the “Prospectus Directive”) is addressed solely to qualified investors (within the meaning of Article 21(1)(e) of the Prospectus Directive) in that Member State.

IMPORTANT: You must read the following before continuing. The following applies to the information following this page, and you are therefore advised to read this carefully before reading, accessing or making any other use of the information set forth herein.

The offer of the shares and the distribution of these materials and other information in certain jurisdictions may be restricted by law and persons into whose possession any document or other information referred to herein comes should inform themselves about and observe any such restriction. Any failure to comply with these restrictions may constitute a violation of the securities laws of any such jurisdiction.

Notice to US shareholders:

The offer is made for the securities of a foreign company. The offer is subject to the disclosure requirements of a foreign country that are different from those of the United States. Financial statements provided in the offering documents were prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies. It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuer is located in a foreign country, and some or all of its officers and directors may be residents of a foreign country. You may not be able to sue the foreign company or its officers or directors in a foreign court for violations of the U.S. securities laws. It may be difficult to compel a foreign company and its affiliates to subject themselves to a US court’s judgment. The offer is addressed solely to the shareholders of JSC VTB Bank.

Notice to shareholders in other jurisdictions:

This communication is directed only at (i) persons who are outside the United Kingdom or (ii) persons who have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”) and (iii) high net worth entities, and other persons to whom it may lawfully be communicated, falling within Article 49(2) of the Order (all such persons together being referred to as “relevant persons”).  Any investment activity to which this communication relates will only be available to and will only be engaged with, relevant persons. Any person who is not a relevant person should not act or rely on this document or any of its contents.

Advertisement legend:

This document is an advertisement and not a prospectus for the purposes of applicable measures implementing EU Directive 2003/71/EC and as such does not constitute an offer to sell or the solicitation of an offer to purchase securities.

Public offer legend:

Any offer of securities to the public that may be deemed to be made pursuant to this communication in any EEA Member State that has implemented EU Directive 2003/71/EC (together with any applicable implementing measures in any Member State, the “Prospectus Directive”) is addressed solely to qualified investors (within the meaning of Article 21(1)(e) of the Prospectus Directive) in that Member State.

THIS ENGLISH TRANSLATION HAS BEEN PREPARED SOLELY FOR THE CONVENIENCE OF NON-RUSSIAN SPEAKING SHAREHOLDERS OF JSC VTB BANK. WHILE THIS ENGLISH TRANSLATION IS BELIEVED TO BE GENERALLY ACCURATE, IT IS SUBJECT TO, AND QUALIFIED BY, IN ITS ENTIRETY, THE OFFICIAL RUSSIAN-LANGUAGE ORIGINAL FILED WITH THE RUSSIAN FEDERAL SERVICE FOR THE FINANCIAL MARKETS. SUCH RUSSIAN-LANGUAGE ORIGINAL SHALL BE THE CONTROLLING DOCUMENT FOR ALL PURPOSES.

Registered

on                           , 2009

Department for Licensing Activities and Financial Rehabilitation

of Credit Institutions of the Bank of Russia

(name of registration authority)

(Signature of an authorized representative of the registration authority)

SEAL of the registration authority

Report on the Results of Additional
Issuance of Securities

VTB Bank (Open Joint Stock Company)

(Full official name of the credit institution-issuer)

Common Registered Non-Documentary Shares

Par value of securities — 0.01 Ruble; Number of issued securities — 3736402828319; Offering mode — open subscription

Individual State Registration Number:	10401000B002D
SEAL

(Specify individual state registration number and an individual code for additional issuance)

Date of the state registration of issuance: July 27, 2009

Approved by	President-Chairman of the Board of VTB Bank OJSC
(name of the body of the credit institution-issuer duly authorized to approve a report on the results of issuance (additional issuance) of securities)

Order of VTB Bank OJSC No. 518, dated September 16, 2009

Location (mailing address) of the credit institution-issuer and contact phones:
Location: 29 Bolshaya Morskaya St., St. Petersburg.  Mailing address: 37 Pluschikha St., Moscow 119121.  Contact phone: (495) 258-46-17.

Acting President-Chairman of the Board

September 16, 2009		M. V. Kuzovlev
	Signature	Name
SEAL

Chief Accountant

September 16, 2009		O. A. Avdeeva
	Signature	Name
SEAL

If the issuance (additional issuance) of securities was accompanied by registration of the prospectus of issuance signed by a financial adviser in the securities market, the title page of the report on the results of issuance (additional issuance) of securities may contain the following wording:

“Hereby authenticity and completeness of information contained in this report on the results of issuance (additional issuance) of securities is evidenced, as well as the issuer’s compliance with the disclosure requirements pertinent to stages of securities’ issuance (additional issuance) reported herein and provided by legislation and regulatory legal acts of the Russian Federation.”

(Name of the a financial adviser in the securities market, number, date of issuance and term of the license to carry out broker and/or dealer activities in the securities market)

(Title of the CEO or another individual signing the report on the results of issuance of securities on behalf of the financial adviser in the securities market, name and requisites of a document on the basis of which such another individual has been granted the right to sign the report on the results of issuance of securities on behalf of the financial adviser in the securities market)

, 20
	Signature	Acting for
	SEAL	Name

1. Type, category and form of securities:

Individual State Registration Number	Type, category and other identification features , form of securities	Registered or issued to the bearer
10401000B002D	Common non-convertible non-documentary shares	Registered

2. Dates of commencement and completion of securities offering.

Date of offering commencement	August 26, 2009
Date of offering completion	September 11, 2009

Date of rights offering commencement	August 26, 2009
Date of rights offering completion	September 4, 2009

Date on which the first application was received on the acquisition of securities under the rights offering	August 5, 2009
Date on which the last application was received on the acquisition of securities under the rights offering	August 24, 2009

3. Par value of one security.

Individual state registration number	Par value (rubles)
10401000B001D	0.01

4. Actual price of securities offering (in rubles or foreign currency).

including for persons having a preemptive right to acquire the securities offered through the subscription, with the indication of a number of securities offered - at each of the offering prices

Individual state registration number	Actual offering price in rubles	Actual offering price in foreign currency	The number of securities
10401000B002D	0.0482 ruble	not applicable	3,736,402,828,319

5. The number of offered securities.

Offered	Number, pieces	Sum in rubles
For Russian Federation currency	3,736,402,828,319	37,364,028,283.19
- including through the exercise of preemptive right to purchase the offered securities	3,735,146,982,583	37,351,469,825.83
For foreign currency	0	0
- including through the exercise of preemptive right to purchase the offered securities	0	0
For bank premises or other property (in kind) – by types of property	0	0
- including through the exercise of preemptive right to purchase the offered securities	0	0
At the expense of issuer’s property (capitalization of equity (capital)) – with a breakdown by accounts on which such	0	0

funds are cumulated
At the expense of securities conversion	0	0

6. Total revenues received for the offered securities (if the securities are offered through the subscription), including:

A) Aggregate amount in the currency of the Russian Federation contributed in payment for the offered securities.

Amount in the currency of the Russian Federation contributed in payment for the securities offer, rubles	180,094,616,328.63

Accumulation account No.	30101 810 7 0000 0000187

Subdivision of the Bank of Russia where the account has been opened	Operations Department of the Moscow Main Territorial Administration of the Bank of Russia

Funds to be contributed to the charter capital, in rubles	37,364,028,283.19

B) Sum in foreign currency transferred in payment for the offered securities:

Not applicable

C) Cost of bank premises and/or other property contributed in payment for the shares, expressed in the currency of the Russian Federation:

Not applicable

7. The share of placed and outstanding issued securities.

Individual state registration number	The share of placed securities, %	The share of outstanding securities, %
10401000B002D	41.52	58.48

8. Calculation of mandatory norms

(As of the date of the report, on the basis of actual results of the issuance and upon the assumption that funds received for the placement of securities will be unblocked and credited to the charter capital by the issuer pursuant to the goals of issuance.)

			Date-16.09.2009

Legend (number) of the norm	Name of the norm	Permitted value of the norm	Actual value of the norm
N1	Sufficiency of equity (capital)	Min 10% (K>180 mln. rubles) Min 11% (K<180 mln. rubles)	25.32
N2	Instant liquidity	Min 15%	120.21
N3	Current liquidity	Min 50%	121.93
N4	Long-term liquidity	Max 120%	88.44
N5	Aggregate liquidity	Min 20%	cancelled
N6	Maximum risk per one borrower or a group of related borrowers	Max 25%	13.15
N7	Maximum major credit risks	Max 800%	184.38
H9.1	Maximum size of credits, bank guarantees and suretyships granted by the bank to its participants (shareholders)	Max 50%	0.01
H10.1	Aggregate bank insider risk	Max 3%	0.00
H12	Utilization of equity (capital) for the acquisition of shares (interests) in other legal entities	Max 25%	1.69
H17	Minimum ratio of the size of mortgage-backed credits granted and equity (capital)	Min 10%	For credit institutions issuing mortgage-backed bonds
H18	Minimum ratio of the size of mortgage pool and the	Min 100%	For credit institutions issuing

	amount of issued mortgage-backed bonds		mortgage-backed bonds
H19

Maximum ratio of the aggregate sum of obligations of the credit institution (to the lenders whose claims, in accordance with federal laws, are prioritized to the claims of the holders of mortgage-backed bonds) and its equity (capital)

		Max 50%	For credit institutions issuing mortgage-backed bonds

9. Information is not provided.

10. Information on individuals registered in the shareholders’ register of the issuer.

Ro be specified with respect to each shareholder

Full official name (for legal entities – commercial companies) or a name (for legal entities – nonprofit companies)	State Property Federal Management Agency

Location (for legal entities)	9 Nikolsky Side-Street, Moscow 103685

Share of the participant (shareholder) of the issuer in the charter capital of such issuer	85.5

Share of common stock in the issuer held by such individual	85.5

Stake in the charter capital of the issuer held by the shareholder in whose name registered securities convertible into shares of the issuer have been registered if, as the result of the conversion and jointly with shares already registered in the name of such shareholder, the number of shares registered in the name of such shareholder constitutes no less that 2 percent of the charter capital of the issuer	85.5

Share of common stock in the issuer held by the shareholder in whose name registered securities convertible into common shares of the issuer have been registered if, as the result of the conversion and jointly with common shares already registered in the name of such shareholder, the number of common shares registered in the name of such shareholder constitutes no less that 2 percent of common stock of the issuer, with the indication of a stake of common stock held by such shareholder in the issuer	85.5

With respect to the above-mentioned entities it is also necessary to provide information on their shareholders (participants) holding no less than a 20% interest or voting shares in their charter capital

State Property Federal Management Agency has no shareholders (participants) holding no less than a 20% interest or voting shares in its charter capital.

Full official name (for legal entities — commercial companies) or a name (for legal entities — nonprofit companies)	Bank of New York International Nominees

Location (for legal entities)	One Wall Street, New York, New York, USA, 10286

Share of the participant (shareholder) of the issuer in the charter capital of such issuer	7.01

Share of common stock in the issuer held by such individual	7.01

Stake in the charter capital of the issuer held by the shareholder in whose name registered securities convertible into shares of the issuer have been registered if, as the result of the conversion and jointly with shares already registered in the name of such shareholder, the number of shares registered in the name of such shareholder constitutes no less that 2 percent of the charter capital of the issuer	7.01

Share of common stock in the issuer held by the shareholder in whose name registered securities convertible into common shares of the issuer have been registered if, as the result of the conversion and jointly with common shares already registered in the name of such shareholder, the number of common shares registered in the name of such shareholder constitutes no less that 2 percent of common stock of the issuer, with the indication of a stake of common stock held by such shareholder in the issuer	7.01

With respect to the above-mentioned entities it is also necessary to provide information on their shareholders (participants) holding no less than a 20% interest or voting shares in their charter capital

Bank of New York International Nominees has no shareholders (participants) holding no less than a 20% interest or voting shares in its charter capital.

11. The list of all members of the board of directors (supervisory board) of the issuer as of the date of the approval of the report on the results of the issuance (additional issuance)

The following information shall be provided with respect to each individual:

Last name, first name, patronymic:  Warnig, Arthur Mattias

Currently held positions, including part-time:

Effective	Name of institution	Position held
1	2	3
2006	Nord Stream AG (Switzerland)	Managing Director
No information available with the bank	AB Rossiya, OJSC	A Member of the Board of Directors
No information available with the bank	East-West Institute (USA)	A Member of the Board of Directors
April 2009	Banque Credit Agricole S.A. (France)	A Member of International Advisory Council
Interest in the charter capital of the issuer		0
A share of common stock held by such individual in the issuer		0
A share of common stock in the issuer into which securities may be converted which are held by such individual and which are convertible into common shares, expressed as percentage of the aggregate number of the placed common shares and as a percentage of the number of common shares into which securities may be converted which are convertible into common share of the issuer		0

Last name, first name, patronymic:  Glazkov, Grigory Yurievich

Currently held positions, including part-time:

Effective	Name of institution	Position held
1	2	3
2004	—	Independent consultant
Interest in the charter capital of the issuer		0

A share of common stock held by such individual in the issuer	0
A share of common stock in the issuer into which securities may be converted which are held by such individual and which are convertible into common shares, expressed as percentage of the aggregate number of the placed common shares and as a percentage of the number of common shares into which securities may be converted which are convertible into common share of the issuer	0

Last name, first name, patronymic:  Dvorkovich, Arkady Vladimirovich

Currently held positions, including part-time:

Effective	Name of institution	Position held
1	2	3
13.05.2008	Presidential Administration of the Russian Federation	Aid to the President
June 2004	National Banking Council	A Member of the Board
No information available with the bank	Agency for Residential Mortgage, OJSC	Chairman of the Supervisory Board
No information available with the bank	Sberbank of Russia, OJSC	A Member of the Supervisory Board
No information available with the bank	Governmental Concern “Deposit Insurance Agency”	A Member of the Board of Directors
No information available with the bank	Governmental Concern “Housing and Utility Reform Foundation”	A Member of the Board of Directors
No information available with the bank	Russian Housing Development Foundation	Deputy Chairman of the Fiduciary Board
Interest in the charter capital of the issuer		0
A share of common stock held by such individual in the issuer		0
A share of common stock in the issuer into which securities may be converted which are held by such individual and which are convertible into common shares, expressed as percentage of the aggregate number of the placed common shares and as a percentage of the number of common shares into which securities may be converted which are convertible into common share of the issuer		0

Last name, first name, patronymic:  Drozdov, Anton Victorovich

Currently held positions, including part-time:

Effective	Name of institution	Position held
1	2	3
17.07.2008	Pension Fund of the Russian Federation	Chairman of the Board
Interest in the charter capital of the issuer		0
A share of common stock held by such individual in the issuer		0

A share of common stock in the issuer into which securities may be converted which are held by such individual and which are convertible into common shares, expressed as percentage of the aggregate number of the placed common shares and as a percentage of the number of common shares into which securities may be converted which are convertible into common share of the issuer	0

Last name, first name, patronymic:  Kostin, Andrey Leonidovich

Currently held positions, including part-time:

Effective	Name of institution	Position held
1	2	3
11.06.2002	VTB Bank OJSC	President - Chairman of the Board, a Member of the Supervisory Board
30.06.2003	Sovcomflot OJSC	A Member of the Board of Directors
30.12.2005	VTB Bank North-West, OJSC	Chairman of the Supervisory Board
22.07.2005	VTB 24 (CJSC)	Chairman of the Supervisory Board
07.06.2006	Oil Company ROSNEFT, OJSC	A Member of the Board of Directors
19.05.2006	All-Russia Public Organization “Federation of Russian Artistic Gymnastics”	President
18.04.2006	VTB Capital Plc	Chairman of the Advisory Board
14.04.2004	Association of Russian Banks (ARB)	A Member of the Board
29.01.2003	Russian Union of Industrialists and Entrepreneurs	A Member of the Administrative Office
20.11.2006	United Aircraft Corporation, OJSC	A Member of the Board of Directors
30.06.2007	Russian Railways, OJSC	A Member of the Board of Directors
17.10.2007	VTB Bank OJSC	Chairman of the Supervisory Board
17.03.2008	VTB Capital CJSC	Chairman of the Board of Directors
21.09.2007	Congress Center “Konstantinovsky”, LLC	A Member of the Board of Directors
No information available with the bank	Nonprofit Partnership “CIS Financial and Banking Council”	President
No information available with the bank	Russo-British Chamber of Commerce	Vice President of the Advisory Board
No information available with the bank	Fund for Support and Development of Physical Fitness and Sports in the Russian Federation	A Member of the Fiduciary Board
No information available with the bank	Federal State Educational Institution of Higher Professional Training -State University “High School of Economy”	A Member of the Fiduciary Board
No information available with the bank	Federal State Educational Institution of Higher Professional Training “Moscow State Institute of International Relations (University)” under RF Ministry of Foreign Affairs	A Member of the Fiduciary Board
No information available with the bank	State Educational Institution of Higher Professional Training “St. Petersburg State University”	A Member of the Fiduciary Board

No information available with the bank	Development Fund of the State Russian Museum “Friends of the Russian Museum”	A Member of the Fiduciary Board
No information available with the bank	White Nights Foundation of America	A Member of the Board of Directors
No information available with the bank	Regional Public Fund for Cultural Development “The Caucasus World”	A Member of the Fiduciary Board
No information available with the bank	Nonprofit Partnership “Investment Programs Center of the Russian Orthodox Church”	A Member of the Board
No information available with the bank	All-Russian Political Party “United Russia”	A Member of the Supreme Council
No information available with the bank	Nonprofit Partnership “Center of Problem Analysis and State Management Projecting”	A Member of the Fiduciary Board
No information available with the bank	Holding VTB Capital IB, LLC	Chairman of the Board of Directors
10.06.2009	Holding VTB Capital, CJSC	A Member of the Board of Directors
Interest in the charter capital of the issuer		0.00183
A share of common stock held by such individual in the issuer		0.00183
A share of common stock in the issuer into which securities may be converted which are held by such individual and which are convertible into common shares, expressed as percentage of the aggregate number of the placed common shares and as a percentage of the number of common shares into which securities may be converted which are convertible into common share of the issuer		0

Last name, first name, patronymic:  Kropachev, Nikolai Mikhailovich

Currently held positions, including part-time:

Effective	Name of institution	Position held
1	2	3
May 2008	St. Petersburg State University	Rector
Interest in the charter capital of the issuer		0
A share of common stock held by such individual in the issuer		0
A share of common stock in the issuer into which securities may be converted which are held by such individual and which are convertible into common shares, expressed as percentage of the aggregate number of the placed common shares and as a percentage of the number of common shares into which securities may be converted which are convertible into common share of the issuer		0

Last name, first name, patronymic:  Kudrin, Alexey Leonidovich

Currently held positions, including part-time:

Effective	Name of institution	Position held
1	2	3
24.09.2007	The Government of the Russian Federation, Ministry of Finance of the	Deputy Chairman of the Government of the Russian

	Russian Federation	Federation - Minister of Finance of the Russian Federation
No information available with the bank	Governmental Concern “Deposit Insurance Agency”	Chairman of the Board of Directors
No information available with the bank	ALROSA JSC	Chairman of the Supervisory Board
No information available with the bank	Sberbank of Russia, OJSC	A Member of the Supervisory Board
No information available with the bank	National Banking Council	Chairman of the Board
No information available with the bank	Governmental Concern “Bank for Development and Foreign Trade Activities (Vnesheconombank)	A Member of the Supervisory Board
Interest in the charter capital of the issuer		0
A share of common stock held by such individual in the issuer		0
A share of common stock in the issuer into which securities may be converted which are held by such individual and which are convertible into common shares, expressed as percentage of the aggregate number of the placed common shares and as a percentage of the number of common shares into which securities may be converted which are convertible into common share of the issuer		0

Last name, first name, patronymic:  Savatyugin, Alexei Lvovich

Currently held positions, including part-time:

Effective	Name of institution	Position held
1	2	3
06.2004	Ministry of Finance of the Russian Federation	Director of the Financial Policy Department
No information available with the bank	Russian State Insurance Company “Rosgosstrakh”	Chairman of the Board of Directors
No information available with the bank	Sberbank of Russia, OJSC	A Member of the Supervisory Board
No information available with the bank	Governmental Concern “Deposit Insurance Agency”	A Member of the Board of Directors

No information available with the bank	National Banking Council	A Member of the Board

Interest in the charter capital of the issuer	0
A share of common stock held by such individual in the issuer	0
A share of common stock in the issuer into which securities may be converted which are held by such individual and which are convertible into common shares, expressed as percentage of the aggregate number of the placed common shares and as a percentage of the number of common shares into which securities may be converted which are convertible into common share of the issuer	0

Last name, first name, patronymic:  Savelyev, Vitaly Gennadievich

Currently held positions, including part-time:

Effective	Name of institution	Position held
1	2	3
2009	Open Joint Stock Company “Aeroflot Russian Airlines”	General Director, a Member of the Board of Directors
Interest in the charter capital of the issuer		0
A share of common stock held by such individual in the issuer		0

A share of common stock in the issuer into which securities may be converted which are held by such individual and which are convertible into common shares, expressed as percentage of the aggregate number of the placed common shares and as a percentage of the number of common shares into which securities may be converted which are convertible into common share of the issuer	0

Last name, first name, patronymic:  Ulyukayev, Alexei Valentinovich

Currently held positions, including part-time:

Effective	Name of institution	Position held
1	2	3
04.2004	Central Bank of the Russian Federation	First Deputy Chairman
No information available with the bank	Sberbank of Russia, OJSC	Deputy Chairman of the Supervisory Board
Interest in the charter capital of the issuer		0
A share of common stock held by such individual in the issuer		0
A share of common stock in the issuer into which securities may be converted which are held by such individual and which are convertible into common shares, expressed as percentage of the aggregate number of the placed common shares and as a percentage of the number of common shares into which securities may be converted which are convertible into common share of the issuer		0

Last name, first name, patronymic:  Eskindarov, Mukhadin Abdurakhmanovich

Currently held positions, including part-time:

Effective	Name of institution	Position held
1	2	3
2006	Federal State Educational Institution of Higher Professional Education “Finance Academy under the Government of the Russian Federation”	Rector
Interest in the charter capital of the issuer		0
A share of common stock held by such individual in the issuer		0
A share of common stock in the issuer into which securities may be converted which are held by such individual and which are convertible into common shares, expressed as percentage of the aggregate number of the placed common shares and as a percentage of the number of common shares into which securities may be converted which are convertible into common share of the issuer		0

12.       The list of all members of the collegial executive body as of the date of the approval of the report on the results of the issuance (additional issuance)

The following information shall be provided with respect to each individual:

Last name, first name, patronymic:  Dergunova, Olga Konstantinovna

Currently held positions, including part-time:

Effective	Name of institution	Position held
1	2	3
02.07.2007	VTB Bank OJSC	A Member of the Board
08.10.2007	Insurance Company “VTB Strakhovaniye”, LLC	A Member of the Board of Directors
08.02.2008	VTB 24 (CJSC)	A Member of the Supervisory Board
No information available with the bank	Sistematika Group, OJSC	A Member of the Board of Directors
No information available with the bank	VTB Factoring, LLC	A Member of the Board of Directors
10.06.2009	Holding VTB Capital, CJSC	A Member of the Board of Directors
Interest in the charter capital of the issuer		0.00021
A share of common stock held by such individual in the issuer		0.00021
A share of common stock in the issuer into which securities may be converted which are held by such individual and which are convertible into common shares, expressed as percentage of the aggregate number of the placed common shares and as a percentage of the number of common shares into which securities may be converted which are convertible into common share of the issuer		0

Last name, first name, patronymic:  Kostin, Andrey Leonidovich

Currently held positions, including part-time:

Effective	Name of institution	Position held
1	2	3
11.06.2002	VTB Bank OJSC	President - Chairman of the Board, a Member of the Supervisory Board
30.06.2003	Sovcomflot OJSC	A Member of the Board of Directors
30.12.2005	VTB Bank North-West, OJSC	Chairman of the Supervisory Board
22.07.2005	VTB 24 (CJSC)	Chairman of the Supervisory Board
07.06.2006	Oil Company ROSNEFT, OJSC	A Member of the Board of Directors
19.05.2006	All-Russia Public Organization “Federation of Russian Artistic Gymnastics”	President
18.04.2006	VTB Capital Plc	Chairman of the Advisory Board
14.04.2004	Association of Russian Banks (ARB)	A Member of the Board
29.01.2003	Russian Union of Industrialists and Entrepreneurs	A Member of the Administrative Office
20.11.2006	United Aircraft Corporation, OJSC	A Member of the Board of Directors
30.06.2007	Russian Railways, OJSC	A Member of the Board of Directors
17.10.2007	VTB Bank OJSC	Chairman of the Supervisory Board
17.03.2008	VTB Capital CJSC	Chairman of the Board of Directors
21.09.2007	Congress Center “Konstantinovsky”, LLC	A Member of the Board of Directors
No information available with the bank	Nonprofit Partnership “CIS Financial and Banking Council”	President

No information available with the bank	Russo-British Chamber of Commerce	Vice President of the Advisory Board
No information available with the bank	Fund for Support and Development of Physical Fitness and Sports in the Russian Federation	A Member of the Fiduciary Board
No information available with the bank	Federal State Educational Institution of Higher Professional Training -State University “High School of Economy”	A Member of the Fiduciary Board
No information available with the bank	Federal State Educational Institution of Higher Professional Training “Moscow State Institute of International Relations (University)” under RF Ministry of Foreign Affairs	A Member of the Fiduciary Board
No information available with the bank	State Educational Institution of Higher Professional Training “St. Petersburg State University”	A Member of the Fiduciary Board
No information available with the bank	Development Fund of the State Russian Museum “Friends of the Russian Museum”	A Member of the Fiduciary Board
No information available with the bank	White Nights Foundation of America	A Member of the Board of Directors
No information available with the bank	Regional Public Fund for Cultural Development “The Caucasus World”	A Member of the Fiduciary Board
No information available with the bank	Nonprofit Partnership “Investment Programs Center of the Russian Orthodox Church”	A Member of the Board
No information available with the bank	All-Russian Political Party “United Russia”	A Member of the Supreme Council
No information available with the bank	Nonprofit Partnership “Center of Problem Analysis and State Management Projecting”	A Member of the Fiduciary Board
No information available with the bank	Holding VTB Capital IB, LLC	Chairman of the Board of Directors
10.06.2009	Holding VTB Capital, CJSC	A Member of the Board of Directors
Interest in the charter capital of the issuer		0.00183
A share of common stock held by such individual in the issuer		0.00183
A share of common stock in the issuer into which securities may be converted which are held by such individual and which are convertible into common shares, expressed as percentage of the aggregate number of the placed common shares and as a percentage of the number of common shares into which securities may be converted which are convertible into common share of the issuer		0

Last name, first name, patronymic:  Kuzovlev, Mikhail Valerievich

Currently held positions, including part-time:

Effective	Name of institution	Position held
1	2	3
05.09.2008	VTB Bank OJSC	First Deputy President - Chairman of the Board
06.06.2003	Rafinco (Russian-American Finance Corporation)	Chairman of the Board of Directors
12.08.2008	Russian Commercial Bank (Cyprus) Ltd	Chairman of the Board of Directors

30.04.2009	Dinamo Management Company, CJSC	A Member of the Board of Directors
Interest in the charter capital of the issuer		0
A share of common stock held by such individual in the issuer		0
A share of common stock in the issuer into which securities may be converted which are held by such individual and which are convertible into common shares, expressed as percentage of the aggregate number of the placed common shares and as a percentage of the number of common shares into which securities may be converted which are convertible into common share of the issuer		0

Last name, first name, patronymic:  Lukyanenko, Valery Vasilievich

Currently held positions, including part-time:

Effective	Name of institution	Position held
1	2	3
09.12.2008	VTB Bank OJSC	A Member of the Board
Interest in the charter capital of the issuer		0.00058
A share of common stock held by such individual in the issuer		0.00058
A share of common stock in the issuer into which securities may be converted which are held by such individual and which are convertible into common shares, expressed as percentage of the aggregate number of the placed common shares and as a percentage of the number of common shares into which securities may be converted which are convertible into common share of the issuer		0

Last name, first name, patronymic:  Norov, Erkin Rakhmatovich

Currently held positions, including part-time:

Effective	Name of institution	Position held
1	2	3
10.09.2009	VTB Bank OJSC	A Member of the Board
Interest in the charter capital of the issuer		0
A share of common stock held by such individual in the issuer		0
A share of common stock in the issuer into which securities may be converted which are held by such individual and which are convertible into common shares, expressed as percentage of the aggregate number of the placed common shares and as a percentage of the number of common shares into which securities may be converted which are convertible into common share of the issuer		0

Last name, first name, patronymic:  Puchkov, Andrey Sergeevich

Currently held positions, including part-time:

Effective	Name of institution	Position held
1	2	3
09.12.2008	VTB Bank OJSC	Deputy President - Chairman of the Board
08.07.2005	Russian Commercial Bank (Cyprus) Ltd	A Member of the Board of Directors
10.02.2006	VTB Bank (France) S.A.	A Member of the Supervisory Board
03.04.2006	VTB Bank OJSC	A Member of the Supervisory Board
18.04.2006	VTB Bank Europe Plc	A Member of the Advisory Board
26.06.2006	VTB 24 (CJSC)	A Member of the Supervisory Board
03.03.2006	Bank VTB North-West, OJSC	A Member of the Supervisory Board
16.11.2007	VTB Development, CJSC	Chairman of the Supervisory Board
31.07.2008	VTB Leasing, OJSC	Chairman of the Board of Directors
10.06.2009	Holding VTB Capital, CJSC	A Member of the Board of Directors
14.01.2009	VTB Debt Center, CJSC	Chairman of the Board of Directors
30.04.2009	Dinamo Management Company, CJSC	A Member of the Board of Directors
Interest in the charter capital of the issuer		0.00037
A share of common stock held by such individual in the issuer		0.00037
A share of common stock in the issuer into which securities may be converted which are held by such individual and which are convertible into common shares, expressed as percentage of the aggregate number of the placed common shares and as a percentage of the number of common shares into which securities may be converted which are convertible into common share of the issuer		0

Last name, first name, patronymic:  Soldatenkov, Gennady Vladimirovich

Currently held positions, including part-time:

Effective	Name of institution	Position held
1	2	3
25.01.2001	VTB Bank OJSC	Deputy President - Chairman of the Board
No information available with the bank	Moscow Chamber of Commerce and Industry	A Member of the Presidium
No information available with the bank	Nonprofit Partnership “MOSCOW STOCK EXCHANGE”	A Member of the Exchange Board
29.06.2009	Football Club “Dinamo Moscow”, CJSC	A Member of the Board of Directors
Interest in the charter capital of the issuer		0.00148
A share of common stock held by such individual in the issuer		0.00148
A share of common stock in the issuer into which securities may be converted which are held by such individual and which are convertible into common shares, expressed as percentage of the aggregate number of the placed common shares and as a percentage of the number of common shares into which securities may be converted which are convertible into common share of the issuer		0

Last name, first name, patronymic:  Titov, Vassily Nikolayevich

Currently held positions, including part-time:

Effective	Name of institution	Position held
1	2	3
26.07.2009	VTB Bank OJSC	First Deputy President - Chairman of the Board
No information available with the bank	VTB Bank (France) S.A.	A Member of the Supervisory Board
No information available with the bank	VTB Bank OJSC	A Member of the Supervisory Board
No information available with the bank	Interfax-China, CJSC	A Member of the Board of Directors
No information available with the bank	All-Russian Automotive Alliance, OJSC	A Member of the Board of Directors
No information available with the bank	Nonprofit organization “Association of Regional Russian Banks”	A Member of the Board
No information available with the bank	Nonprofit Partnership “CIS Financial and Banking Council”	a Member of the Coordination Committee
No information available with the bank	Development Fund of the State Russian Museum “Friends of the Russian Museum”	A Member of the Fiduciary Board
No information available with the bank	Early Music Renaissance Fund	A Member of the Fiduciary Board
No information available with the bank	Nonprofit organization “The Bolshoi Theater Fund”	Chairman of the Board
No information available with the bank	International Federation of Gymnastics	a Member of the Executive Committee
29.06.2009	Football Club “Dinamo Moscow”, CJSC	Chairman of the Board of Directors
Interest in the charter capital of the issuer		0.00049
A share of common stock held by such individual in the issuer		0.00049
A share of common stock in the issuer into which securities may be converted which are held by such individual and which are convertible into common shares, expressed as percentage of the aggregate number of the placed common shares and as a percentage of the number of common shares into which securities may be converted which are convertible into common share of the issuer		0

Last name, first name, patronymic:  Tsekhomsky, Nikolai Victorovich

Currently held positions, including part-time:

Effective	Name of institution	Position held
1	2	3
21.06.2007	VTB Bank OJSC	A Member of the Board
26.06.2006	VTB 24 (CJSC)	A Member of the Supervisory Board
03.03.2006	Bank VTB North-West, OJSC	A Member of the Supervisory Board
25.01.2007	VTB Bank OJSC	A Member of the Supervisory Board

18.04.2006	VTB Capital Plc.	a Member of the Advisory Committee
17.03.2008	VTB Capital, CJSC	A Member of the Board of Directors
No information available with the bank	VTB Leasing, OJSC	A Member of the Board of Directors
30.11.2007	INTERPIPE Limited	A Member of the Board of Directors
No information available with the bank	VTB Factoring, LLC	A Member of the Board of Directors
19.12.2008	VTB Debt Center, CJSC	A Member of the Board of Directors
No information available with the bank	Holding MRSK, OJSC	A Member of the Board of Directors
11.01.2009	Holding VTB Capital IB, LLC	A Member of the Board of Directors
10.06.2009	Holding VTB Capital, CJSC	A Member of the Board of Directors
30.06.2009	TSOR CJSC	A Member of the Board of Directors
Interest in the charter capital of the issuer		0.00009
A share of common stock held by such individual in the issuer		0.00009
A share of common stock in the issuer into which securities may be converted which are held by such individual and which are convertible into common shares, expressed as percentage of the aggregate number of the placed common shares and as a percentage of the number of common shares into which securities may be converted which are convertible into common share of the issuer		0

13. Information on the individual carrying out functions of the sole executive body of the issuer

Last name, first name, patronymic:  Kostin, Andrei Leonidovich

Currently held positions, including part-time:

Effective	Name of institution	Position held
1	2	3
11.06.2002	VTB Bank OJSC	President - Chairman of the Board, a Member of the Supervisory Board
30.06.2003	Sovcomflot OJSC	A Member of the Board of Directors
30.12.2005	VTB Bank North-West, OJSC	Chairman of the Supervisory Board
22.07.2005	VTB 24 (CJSC)	Chairman of the Supervisory Board
07.06.2006	Oil Company ROSNEFT, OJSC	A Member of the Board of Directors
19.05.2006	All-Russia Public Organization “Federation of Russian Artistic Gymnastics”	President
18.04.2006	VTB Capital Plc	Chairman of the Advisory Board
14.04.2004	Association of Russian Banks (ARB)	A Member of the Board
29.01.2003	Russian Union of Industrialists and Entrepreneurs	A Member of the Administrative Office
20.11.2006	United Aircraft Corporation, OJSC	A Member of the Board of Directors

30.06.2007	Russian Railways, OJSC	A Member of the Board of Directors
17.10.2007	VTB Bank OJSC	Chairman of the Supervisory Board
17.03.2008	VTB Capital CJSC	Chairman of the Board of Directors
21.09.2007	Congress Center “Konstantinovsky”, LLC	A Member of the Board of Directors
No information available with the bank	Nonprofit Partnership “CIS Financial and Banking Council”	President
No information available with the bank	Russo-British Chamber of Commerce	Vice President of the Advisory Board
No information available with the bank	Fund for Support and Development of Physical Fitness and Sports in the Russian Federation	A Member of the Fiduciary Board
No information available with the bank	Federal State Educational Institution of Higher Professional Training -State University “High School of Economy”	A Member of the Fiduciary Board
No information available with the bank	Federal State Educational Institution of Higher Professional Training “Moscow State Institute of International Relations (University)” under RF Ministry of Foreign Affairs	A Member of the Fiduciary Board
No information available with the bank	State Educational Institution of Higher Professional Training “St. Petersburg State University”	A Member of the Fiduciary Board
No information available with the bank	Development Fund of the State Russian Museum “Friends of the Russian Museum”	A Member of the Fiduciary Board
No information available with the bank	White Nights Foundation of America	A Member of the Board of Directors
No information available with the bank	Regional Public Fund for Cultural Development “The Caucasus World”	A Member of the Fiduciary Board
No information available with the bank	Nonprofit Partnership “Investment Programs Center of the Russian Orthodox Church”	A Member of the Board
No information available with the bank	All-Russian Political Party “United Russia”	A Member of the Supreme Council
No information available with the bank	Nonprofit Partnership “Center of Problem Analysis and State Management Projecting”	A Member of the Fiduciary Board
No information available with the bank	Holding VTB Capital IB, LLC	Chairman of the Board of Directors
10.06.2009	Holding VTB Capital, CJSC	A Member of the Board of Directors
Interest in the charter capital of the issuer		0.00183
A share of common stock held by such individual in the issuer		0.00183
A share of common stock in the issuer into which securities may be converted which are held by such individual and which are convertible into common shares, expressed as percentage of the aggregate number of the placed common shares and as a percentage of the number of common shares into which securities may be converted which are convertible into common share of the issuer		0

14. Major and interested-party transactions concluded in the course of the securities offering.

In the course of securities offering no transactions have been concluded which could be deemed major transactions for VTB Bank OJSC.

In the course of securities offering no transactions have been concluded which could be deemed interested-party transactions.